Net Pension Cost (Detail) (Pension) In Millions, unless otherwise specified	12 Months Ended
	Mar. 31, 2012 USD ($)	Mar. 31, 2012 INR	Mar. 31, 2011 INR	Mar. 31, 2010 INR
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 0.3	15.1	17.6	12.1
Interest cost	0.9	46.1	30.5	27.3
Expected return on plan assets	(0.7)	(37.8)	(32.8)	(30.3)
Actuarial (gains)/losses	1.0	47.3	160.1	37.8
Net pension cost	$ 1.5	70.7	175.4	46.9